Exhibit 99.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pope Resources on Form 10-Q for the quarter ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, David L. Nunes, Chief Executive Officer of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Periodic Report fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ David L. Nunes David L. Nunes President and Chief Executive Officer Pope MGP May 13, 2003